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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


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                                    FORM 8-K



                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  August 13, 1997


                            USCS International, Inc.
             (Exact name of registrant as specified in its charter)



        DELAWARE                     0-28268                    94-1727009
    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)             Identification No.)
    incorporation)


        2969 Prospect Park Drive, Rancho Cordova, California  95670-6148
              (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code: (916) 636-4500



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Item 5.   OTHER EVENTS

          On August 13, 1997, the Registrant issued the following press release:

     USCS INTERNATIONAL AUTHORIZES STOCK REPURCHASE PROGRAM

     RANCHO CORDOVA, Calif.--(BUSINESS WIRE)--Aug. 13, 1997--USCS
     International Inc. (NASDAQ:USCS) today announced that its Board of Directors has authorized the repurchase of shares of the Company's common stock through open market purchases from time to time as USCS management deems appropriate.

     For the second quarter ended June 30, 1997, there were 24,620,000 average weighted common shares outstanding. "This action by our Board reflects the degree of confidence in the Company's future sustained growth," said Dr. James Castle, chairman and chief executive officer. "This decision was made in view of the price at which the Company's stock has recently traded, and we intend to use the stock in connection with employee stock plans. We feel that share repurchases are an excellent method of providing stock for these programs, and would therefore be beneficial to shareholders and employees."

     This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Actual results could differ materially from those projected in the forward-looking statements, which involve a number of risks and uncertainties and should be considered in conjunction with the cautionary statements contained in the registration statement filed by USCS on Form S-1 and declared effective by the Securities and Exchange Commission on June 20, 1996, and its report on Form 10K for the year ended December 31, 1996 or the most recent quarterly filings. USCS International is a leading provider of customer management software and statement processing solutions to the global communications marketplace. In the United States, the Company currently serves 58 percent of all cable television subscribers, 39 percent of all cellular telephone subscribers and 11 percent of all landline telephone subscribers.
     USCS International clients include providers of cable television, wireless and landline telephony, direct broadcast satellite and multiple communications services in the United States and 20 other countries. More information on USCS International can be found at http://www.uscs.com.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated:  August 18, 1997


                                        USCS International, Inc.



                                        By:  /s/  Mary G. Jordan
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                                             Mary G. Jordan
                                             Vice President, General Counsel
                                             and Secretary


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